UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 7, 2003

CRDENTIA CORP. (Exact name of registrant as specified by its charter)
Delaware	0-31152	76-0585701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
455 Market Street, Suite 1220, San Francisco, California 94105 (Address of principal executive offices)
(415) 543-1535 Registrant's Telephone Number
N/A Former Name or Former Address If Changed Since Last Report

ITEM 2. Acquisition or Disposition of Assets.

(a) On August 7, 2003, we, Crdentia Corp., Baker Anderson Christie, Inc., BAC Acquisition Corporation, a wholly owned subsidiary of Crdentia, and certain shareholders of Baker Anderson Christie consummated the merger of BAC Acquisition Corporation with and into Baker Anderson Christie pursuant to the terms of the Agreement and Plan of Reorganization dated June 19, 2003, as amended on July 31, 2003.

In connection with the merger all outstanding shares of capital stock of Baker Anderson Christie were converted into the right to receive a ratable portion of the merger consideration. The merger consideration will equal six times the sum of Baker Anderson Christie's earnings before interest, taxes, depreciation and amortization for the six consecutive fiscal quarters commencing with the fiscal quarter ending September 30, 2003 and will be payable solely in common stock of Crdentia. Subject to the terms and conditions of the merger agreement, as amended, an advance closing payment of 480,000 shares of Crdentia common stock was issued to the former Baker Anderson Christie shareholders at the closing. The consideration for and the other terms and conditions of the merger were determined by arms-length negotiations between Crdentia and Baker Anderson Christie.

(b) Baker Anderson Christie is a San Francisco, California based home healthcare agency which provides total clinical staffing for both residential care facilities and hospices. Crdentia intends to continue the operations of Baker Anderson Christie as a subsidiary of Crdentia and use Baker Anderson Christie's equipment and other physical property in the conduct of such operations.

The description of the transaction set forth above is qualified in its entirety by reference to the merger agreement filed as an exhibit to this current report as Exhibit 2.1 and the amendment to the merger agreement filed as Exhibit 2.3 to the quarterly report on Form 10-QSB on August 12, 2003.

On August 8, 2003, we issued a press release which is attached as Exhibit 99.1.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

The Financial Information of Baker Anderson Christie required to be filed pursuant to Item 7(a) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days from the date this initial Form 8-K report was required to be filed.

(b) Pro Forma Financial Statements.

The Pro Forma Financial Information required to be filed pursuant to Item 7(b) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days from the date this initial Form 8-K report was required to be filed.

(c) Exhibits.

2.1

Agreement and Plan of Reorganization, dated as of June 19, 2003, by and among Crdentia Corp., Baker Anderson Christie, Inc., BAC Acquisition Corporation and certain stockholders of Baker Anderson Christie, Inc. (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

2.2(1)	Amendment No. 1 made and entered into effective as of July 31, 2003, to the Agreement and Plan of Reorganization dated June 19, 2003
99.1	Press release dated August 8, 2003.

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(1) Previously filed as Exhibit 2.3 to the Form 10-QSB filed with the Securities and Exchange Commission on August 12, 2003, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Date : August 14, 2003	CRDENTIA CORP. /s/ Lawrence M. Davis By: Lawrence M. Davis, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No. Description

2.1

Agreement and Plan of Reorganization, dated as of June 19, 2003, by and among Crdentia Corp., Baker Anderson Christie, Inc., BAC Acquisition Corporation and certain stockholders of Baker Anderson Christie, Inc. (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

2.2(1)	Amendment No. 1 made and entered into effective as of July 31, 2003, to Agreement and Plan of Reorganization dated June 19, 2003
99.1	Press release dated August 8, 2003.

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(1) Previously filed as Exhibit 2.3 to the Form 10-QSB filed with the Securities and Exchange Commission on August 12, 2003, and incorporated herein by reference.